Exhibit 10.3

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “First Amendment and Waiver”), dated as of September 29, 2010, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of July 16, 2010 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this First Amendment and Waiver, to waive the requirements of Section 5.06 of the Credit Agreement in connection with the delivery of the collateral vessels, Genmar Maniate and Genmar Spartiate (the “Relevant Vessels”), pursuant to Section 2.01(a) (the “Equity Requirements”);

NOW, THEREFORE, it is agreed:

I.                                         Waiver to Credit Agreement.

1.                                       Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby waives the Equity Requirements; provided that the failure of the Parent to receive aggregate net cash proceeds from the issuance of its common stock after the First Amendment and Waiver Effective Date and prior to September 30, 2011 in an amount equal to at least 40% of the aggregate purchase price of each Relevant Vessel shall constitute an immediate Event of Default under the Credit Agreement.

II.                                     Amendments to Credit Agreement.

1.                                       The definition of  “Non-Recourse Subsidiary” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “formed after the Effective Date” appearing therein.

2.                                       Schedule VI to the Credit Agreement is hereby amended by restating the first paragraph of clause (b) appearing in such Schedule as follows:

“(b)                           The marine and commercial war-risk insurance required in this Schedule IV for each Mortgaged Vessel shall have deductibles no higher than the following:  (i) Hull and Machinery - U.S. $300,000 for all hull and machinery claims and each accident or occurrence and (ii) Protection and Indemnity — U.S. $75,000 for collision liabilities, U.S.

$50,000 for cargo claims, U.S. $35,000 for crew claims, U.S. $10,000 passenger claims and U.S. $15,000 all other claims, in each case each accident or occurrence.”

3.                                       Exhibit I to the Credit Agreement is hereby amended by restating the first paragraph of Section 13(b) appearing in Article II of such Exhibit as follows:

“(b)                           The marine and commercial war-risk insurance required in this Section 13 shall have deductibles no higher than the following:  (i) Hull and Machinery - U.S. $300,000 for all hull and machinery claims and each accident or occurrence and (ii) Protection and Indemnity — U.S. $75,000 for collision liabilities, U.S. $50,000 for cargo claims, U.S. $35,000 for crew claims, U.S. $10,000 passenger claims and U.S. $15,000 all other claims, in each case each accident or occurrence.”

III.                                 Miscellaneous Provisions.

1.                                       In order to induce the Lenders to enter into this First Amendment and Waiver, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment and Waiver Effective Date (as defined below) before (with the exception of any Default or Event of Default resulting from non-compliance by the Borrower or any of its Subsidiaries with Schedule VI to the Credit Agreement and the first paragraph of Section 13(b) appearing in Article II of the Collateral Vessel Mortgages) and after giving effect to this First Amendment and Waiver and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment and Waiver Effective Date both before and after giving effect to this First Amendment and Waiver, with the same effect as though such representations and warranties had been made on and as of the First Amendment and Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       This First Amendment and Waiver is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.                                       This First Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.                                      THIS FIRST AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.                                       This First Amendment and Waiver shall become effective on the date (the “First Amendment and Waiver Effective Date”) when (i) the Borrower, the Parent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com), (ii) the Borrower shall have paid a non-refundable cash fee in Dollars in an amount equal to 7.5 basis points (0.075%) on an amount equal to the Commitment of each Lender party hereto as in effect on the First Amendment and Waiver Effective Date (immediately prior to the occurrence thereof), which fee shall be earned by each such Lender and made payable to the Administrative Agent for distribution to such Lenders and (iii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the First Amendment and Waiver (including, without limitation, the fees and expenses of White & Case LLP).

6.                                       This First Amendment and Waiver shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Loan Documents.  No provision of this First Amendment and Waiver may be amended, modified, waiver or supplemented, except as provided in Section 12.12 of the Credit Agreement.

7.                                       From and after the First Amendment and Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment and Waiver as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Executive Vice President & Chief Financial Officer

GENERAL MARITIME SUBSIDIARY II CORPORATION

By:	/s/ Brian Kerr
Name: Brian Berr
Title: Secretary

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DnB NOR Bank ASA, NEW YORK BRANCH, Individually

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Simon Wakefield
	Name:	Simon Wakefield
	Title:	Global Head of Acquisition and Finance

By:	/s/ Malcolm Stonehouse
	Name:	Malcolm Stonehouse
	Title:	Account Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NIBC Bank N.V.

By:	/s/ Jeroen van Hessen
	Name:	Jeroen van Hessen
	Title:	Managing Director

By:	/s/ Maurice Wijmans
	Name:	Maurice Wijmans
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITIBANK, N.A.

By:	/s/ Robert Malleck
	Name:	Robert Malleck
	Title:	Director & Vice President